UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 13, 2018

JBG SMITH PROPERTIES

(Exact name of Registrant as specified in its charter)

Maryland	No. 001-37994	81-4307010
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

4445 Willard Avenue, Suite 400 Chevy Chase, MD	20815
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 333-3600

Former name or former address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act   ☐

Item 7.01                                           Regulation FD Disclosure

On December 13, 2018, JBG SMITH Properties posted an Investor Update to its website at www.jbgsmith.com on the “Investor Relations” page. A copy of the Investor Update is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Exhibit 99.1 hereto shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. The information in this Item 7.01, as well as Exhibit 99.1, shall not be deemed to be incorporated by reference into any filing of JBG SMITH Properties under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits

99.1	JBG SMITH Properties Investor Update.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JBG SMITH PROPERTIES

	By:	/s/ Steven A. Museles
	Name:	Steven A. Museles
	Title:	Chief Legal Officer and Corporate Secretary

December 13, 2018